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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 2, 2001
                         ------------------------------
                       (Date of earliest event reported)


                             THE FINOVA GROUP INC.
                         ------------------------------
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                    1-11011                86-0695381
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(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)          Identification No.)


  4800 North Scottsdale Road, Scottsdale, Arizona                  85251-7623
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(Address of Principal Executive Offices)                          (Zip Code)


                                (480) 636-4800
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              Registrant's telephone number, including area code

                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. OTHER EVENTS

       On May 2, 2001, The FINOVA Group Inc. announced that it and eight of its subsidiaries, including FINOVA Capital Corporation, had filed a proposed Joint Plan of Reorganization and Disclosure Statement with the United States Bankruptcy Court for the District of Delaware.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

       The FINOVA Group Inc.'s press release dated May 2, 2001 regarding the filing of a proposed Joint Plan of Reorganization and Disclosure Statement is filed as Exhibit 99.A to this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The FINOVA Group Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      THE FINOVA GROUP INC.

                                      By: /s/ Richard Lieberman
                                      --------------------------------------
Dated: May 2, 2001                    Richard Lieberman
                                      Vice President-Deputy General Counsel and
                                      Assistant Secretary

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                                 EXHIBIT INDEX




     Exhibit Number                      Description
     --------------                      -----------

          99.A         Press Release of The FINOVA Group Inc. dated May 2, 2001.